China Contribution Plan	12 Months Ended
Dec. 31, 2014
CHINA CONTRIBUTION PLAN [Abstract]
China Contribution Plan

21. CHINA CONTRIBUTION PLAN

The Company’s subsidiaries and VIEs in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain retirement, medical and other welfare benefits are provided to employees. Chinese labor regulations require the Company’s subsidiaries and VIEs in the PRC to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; the Group has no further commitments beyond its monthly contribution. During the years ended December 31, 2012, 2013 and 2014, the Group contributed approximately a total of $20.5 million, $30.1 million and $47.0 million, respectively, to these funds.